UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):June 29, 2006

Lpath, Inc.

(Exact name of registrant specified in charter)

Nevada	000-50344	16-1630142
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

6335 Ferris Square, Suite A, San Diego, CA  92121

(Address of principal executive offices)  (Zip Code)

(858) 678-0800

Issuer’s Telephone Number

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Information

Lpath, Inc. adjourned its annual meeting of stockholders held on June 29, 2006. The annual meeting will be adjourned to July 25, 2006 at 10:30 A.M., Pacific Daylight Time, at the offices of Lpath located 6335 Ferris Square, Suite A, San Diego, CA 92121.

Lpath decided to adjourn its annual meeting to July 25, 2006 in order to permit the Company to have further communications with one of its major stockholders regarding the Board of Directors. Such communications commenced immediately prior to the annual meeting. Lpath does not currently anticipate any changes to the proposals presented for consideration at the annual meeting. The adjournment of the annual meeting was not for the purpose of soliciting additional proxies or votes for proposals recommended by Lpath’s board and/or management to be presented at Lpath’s annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lpath, Inc.

By:	/s/ Scott Pancoast
Name: Scott Pancoast
Title: President and Chief Executive Officer
Dated: July 3, 2006